EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2026
Earnings per share [abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The following table presents an overview of the calculated basic and diluted earnings per share:

	For the three months ended June 30,		For the six months ended June 30,
In millions (except for share and earnings per share information)	2026	2025	2026	2025
Net income attributable to equity holders of the Company	$107.2	$18.2	$271.8	$152.8
Basic weighted-average number of ordinary shares	582,577,137	555,400,923	573,788,558	554,697,448
Diluted weighted-average number of ordinary shares	589,086,863	560,798,983	580,676,189	560,361,095
Basic earnings per share	$0.18	$0.03	$0.47	$0.28
Diluted earnings per share	$0.18	$0.03	$0.47	$0.27
Potentially dilutive shares outstanding of 179,788 and 21,879 for the three months ended June 30, 2026 and 2025, respectively, and 443,290 and 315,589 for the six months ended June 30, 2026 and 2025, respectively, related to restricted share units in both periods, and stock options for the six months ended June 30, 2025, were excluded from the computation of diluted earnings per share because their effects would have been anti-dilutive.
In addition, potentially dilutive shares outstanding of 4,499,737 and 4,677,462 as of June 30, 2026 and 2025, respectively, were excluded from the computation of diluted earnings per share because issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period. Such shares relate to unvested PSUs for both periods and share options as of June 30, 2025.